UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 12, 2009

ZEBRA TECHNOLOGIES CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	000-19406	36-2675536
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

475 Half Day Road, Suite 500, Lincolnshire, Illinois		60069
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: 847-634-6700

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13c-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed, the Compensation Committee (the “Committee”) of the Board of Directors of Zebra Technologies Corporation (the “Company”) adopted the 2009 Zebra Incentive Plan (the “2009 Plan”) on February 12, 2009. Incentive awards for participants under the 2009 Plan are based on two incentive performance components. One is a financial performance component (the “Financial Component”) consisting of the achievement of one or more financial performance goals of the Company and/or, if applicable, of the participant’s assigned business unit, and the second is a component consisting of the achievement of one or more other performance goals. Performance achievement with respect to the Financial Component is measured both for the entire 2009 fiscal year (the “Annual Performance Period”) and for each of two separate two-quarter performance periods (each, a “Semi-Annual Performance Period”). The Financial Component performance goals are expressed in terms of financial performance measures which are described in the 2009 Plan (the “Financial Performance Goals”). The first Semi-Annual Performance Period consists of the Company’s first two fiscal quarters of 2009, and the second Semi-Annual Performance Period consists of the last two fiscal quarters of 2009.

Amendment to 2009 Zebra Incentive Plan

The 2009 Plan required the Committee to establish the Financial Performance Goals for the second Semi-Annual Performance Period within the first 45 days of the second Semi-Annual Performance Period. In connection with its establishment of those Financial Performance Goals, the Committee approved the amendment of the 2009 Plan (as amended and restated, the “Amended 2009 Plan”) on August 12, 2009. Participation in the 2009 Plan and the Amended 2009 Plan is limited to management-level employees of the Company and its subsidiaries. Participants include all of the Company’s executive officers, including Anders Gustafsson, Michael C. Smiley, Philip Gerskovich, Hugh K. Gagnier and Michael H. Terzich (such individuals, “Named Officers”).

Revised Financial Performance Goals.

Revised performance measures for Company-wide financial performance for second Semi-Annual Performance Period.

Under the 2009 Plan, each participant’s Financial Performance Goals for both of the Semi-Annual Performance Periods (“Semi-Annual Performance Goals”) were to be based on the same performance measure (e.g., consolidated income from operations). The Semi-Annual Performance Goal with respect to Company-wide (consolidated) performance for each Semi-Annual Performance Period was to be based on consolidated income from operations of the Company. However, the Amended 2009 Plan provides that the Semi-Annual Performance Goal with respect to Company-wide (consolidated) performance for the second Semi-Annual Performance Period is based 85% on a new “Unit Income from Operations” performance measure and 15% on a new “Corporate Expense” performance measure. Unit Income from Operations consists of the combined income from operations of the Company’s two business units (i.e., Specialty Printer Group (“SPG”) and Zebra Enterprise Solutions business unit (“ZES”)), and Corporate Expense, which is a negative number, is calculated as the Company’s consolidated income from operations less the Unit Income from Operations.

Performance Goals for second Semi-Annual Performance Period.

Pursuant to the Amended 2009 Plan, the Semi-Annual Performance Goals for the second Semi-Annual Performance Period were established at the Company’s forecasted levels of the relevant performance measures for the second Semi-Annual Performance Period, as approved by the Committee. On August 12, 2009, the Committee approved such Semi-Annual Performance Goals at the Company’s forecasted levels.

Revised Company-wide Annual Performance Goal.

Under the 2009 Plan, each participant’s Financial Performance Goal for the Annual Performance Period (“Annual Performance Goal”) was equal to the sum of the participant’s Semi-Annual Performance Goals for the two Semi-Annual Performance Periods. However, the Amended 2009 Plan provides that the Annual Performance Goal with respect to Company-wide (consolidated) performance equals the sum of (i) the Semi-Annual Performance Goal for the first Semi-Annual Performance Period based on consolidated income from operations of the Company, plus (ii) the Semi-Annual Performance Goal for the second Semi-Annual

Performance Period based on Unit Income from Operations, plus (iii) the Semi-Annual Performance Goal for the second Semi-Annual Performance Period based on Corporate Expense. For purposes of measuring the achievement of such Annual Performance Goal, the actual consolidated income from operations of the Company for the Annual Performance Period shall be compared against such Annual Performance Goal.

The Amended 2009 Plan did not amend the performance measures on which the Financial Performance Goals for the Company’s two business units were based.

Named Officers’ Financial Performance Goals.

With respect to the Named Officers, Messrs. Gustafsson’s, Smiley’s and Gerskovich’s Financial Performance Goals for the Semi-Annual Performance Periods and Annual Performance Period continue to be based on Company-wide (consolidated) performance, and Messrs. Gagnier’s and Terzich’s Financial Performance Goals for the Semi-Annual Performance Periods and Annual Performance Periods continue to be based 75% on Company-wide (consolidated) performance and 25% on the performance of SPG, their assigned business unit.

Financial Component Payout Percentages.

The 2009 Plan set forth for each Financial Performance Goal, for the Annual Performance Period and each Semi-Annual Performance Period, a “Performance Payout Percentage” to be used as one factor in calculating participants’ incentive awards with respect to achievement of their Semi-Annual Performance Goals and Annual Performance Goals, as previously disclosed. Under the 2009 Plan, the Performance Payout Percentages for achievement of Semi-Annual Performance Goals and the Annual Performance Goals at performance levels between 75% and 120% ranged from 0% to 200%, except that the maximum Performance Payout Percentages for achievement of a Semi-Annual Performance Goal was 100%. Performance achievement levels, expressed as a percentage, are determined by comparing actual performance levels for the applicable performance period to the Financial Performance Goal for the performance period.

Payout Percentages for Semi-Annual Performance Goal for second Semi-Annual Performance Period.

The Amended 2009 Plan amended the Performance Payout Percentages for achievement of the Semi-Annual Performance Goals for the second Semi-Annual Performance Period. Rather than achievement of such a Semi-Annual Performance Goal at the 100% level resulting in a Performance Payout Percentage of 100%, under the Amended 2009 Plan, achievement of such a Semi-Annual Performance Goal at the 100% level will result in a Performance Payout Percentage of 33%. In addition, under the Amended 2009 Plan, the threshold performance achievement level necessary to result in a Performance Payout Percentage greater than 0% for the second Semi-Annual Performance Period was (i) set at 87% for such Semi-Annual Performance Goal based on Unit Income from Operations, (ii) set at 91% for such Semi-Annual Performance Goal based on Corporate Expense, and (iii) increased from 75% to 91% for such Semi-Annual Performance Goal based on the performance of SPG. The performance achievement level necessary to result in a Performance Payout Percentage of 100% for the second Semi-Annual Performance Period (100% is the maximum Performance Payout Percentage for achievement of Semi-Annual Performance Goals) under the Amended 2009 Plan was (i) set at 153% for such Semi-Annual Performance Goal based on Unit Income from Operations, (ii) set at 143% for such Semi-Annual Performance Goal based on Corporate Expense, (iii) increased from 120% to 143% for such Semi-Annual Performance Goal based on the performance of SPG, and (iv) increased from 120% to 144.1% for such Semi-Annual Performance Goals based on the performance of ZES.

Payout Percentages for Annual Performance Goals.

The Amended 2009 Plan also amended the Performance Payout Percentages for achievement of Annual Performance Goals by increasing from 75% to 100% the threshold performance achievement level necessary to result in a Performance Payout Percentage greater than 0%. The Performance Payout Percentages for achievement of Annual Performance Goals at performance achievement levels between 100% and 120% were unchanged and continue to range from 100% to 200%.

For both the Annual Performance Goals and the Semi-Annual Performance Goals for the second Semi-Annual Performance Period, the Amended 2009 Plan includes tables setting forth the Performance Payout Percentages for performance achievement levels between the percentages mentioned above. Except as described herein, the calculation of the incentive awards under the Amended 2009 Plan is unchanged from the 2009 Plan.

Waiver requirement for post-termination incentive award payments.

The Amended 2009 Plan added the right of the Company to require a participant whose employment by the Company is terminated in certain circumstances to execute a waiver of rights and release of claims against the Company as a condition to receiving payment of his or her incentive award.

The above description of the amendments to the 2009 Plan is qualified in its entirety by reference to the complete text of the Amended 2009 Plan, a copy of which is attached hereto as Exhibit 10.1.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description of Exhibits

10.1	2009 Zebra Incentive Plan, as amended and restated August 12, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZEBRA TECHNOLOGIES CORPORATION

Date: August 17, 2009	By:	/s/ Noel Elfant
Noel Elfant Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description of Exhibits

10.1	2009 Zebra Incentive Plan, as amended and restated August 12, 2009.